UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                FORM 8-K

                             CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934



     Date of report (Date of earliest event reported):  May 28, 2004



                    _________________________________


                        LASALLE HOTEL PROPERTIES
         (Exact name of registrant as specified in its charter)

                   __________________________________




   Maryland                      1-14045              36-4219376
----------------            -----------------      ------------------
(State or other             (Commission File       (IRS Employer
jurisdiction of                  Number)           Identification No.)
incorporation or
organization)




                          4800 Montgomery Lane
                                Suite M25
                        Bethesda, Maryland 20814
                ----------------------------------------
                (Address of principal executive offices)




   Registrant's telephone number, including area code:  (301) 941-1500




                             Not Applicable
      -------------------------------------------------------------
      (Former name or former address, if changed since last report)













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


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

           On May 28, 2004, Lasalle Hotel Properties (the "Company") acquired the Hilton Alexandria Old Town, a 241-room upscale full-service hotel located at 1767 King Street Alexandria, VA 22314, for $59.0 million before expenses and prorations. The source of the funding for the acquisition was the Company's senior unsecured credit facility. The hotel will continue to be operated pursuant to a Hilton franchise agreement and will be managed by Sandcastle Resorts & Hotels, the current manager of the hotel.


ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

      (a) and (b)Financial Statements of Property Acquired and
                 Pro Forma Financial Information

      The financial statements and pro forma financial information required by Item 7(a) and 7(b) are currently being prepared and it is therefore impracticable to provide this information on the date hereof. The Company will file the required financial statements and information under cover of Form 8-K/A as soon as practicable but in no event later than 60 days after the date on which the Form 8-K was required to be filed.

      (c)  Exhibits

      The following exhibit is included with this Report:

      Exhibit 99.1     Press release dated May 28, 2004 issued by
                       LaSalle Hotel Properties.


ITEM 9.  REGULATION FD DISCLOSURE

      On May 28, 2004, LaSalle Hotel Properties issued a press release announcing the acquisition of the Hilton Alexandria Old Town Hotel. A copy of the press release is attached as an exhibit to this report and is incorporated by reference herein.






      NOTE: The information in this Item 9(including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by regulation FD.



















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


                               SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  LASALLE HOTEL PROPERTIES


Dated:  May 28, 2004              BY:   /s/ HANS WEGER
                                        --------------------------
                                        Hans Weger
                                        Executive Vice President,
                                        Treasurer and
                                        Chief Financial Officer





















































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


                              EXHIBIT INDEX
                              -------------



Exhibit
Number           Description
-------          -----------

  99.1           Press release dated May 28, 2004 issued by
                 LaSalle Hotel Properties.



























































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